SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, DC  20549

                          ____________


                          FORM 8-K/A-1

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of report (Earliest event reported)     June 21, 1996


                  Cycomm International Inc.
____________________________________________________________
   (Exact Name of Registrant as Specified in its Charter)



     Wyoming             1-11686(12b)             54-1779406
____________________________________________________________
(State or Other          (Commission         (IRS Employer
 Jurisdiction of          File No.)           Identification
 Incorporation                                No.)



1420 Springhill Road, Suite 420, McLean, VA         22102
____________________________________________________________
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number,               (703) 903-9548
including area code

Item 2.        Acquisition or Disposition of Assets

     On June 21, 1996, Cycomm International Inc. (the "Company") entered into an asset purchase agreement by and among the Company and 9036-8028 Quebec, Inc. (collectively the "Buyer") and M3i Technologies Inc. and M3i Systems Inc. (collectively the "Seller") under which the Buyer acquired substantially all of the assets of the Seller, for an aggregate purchase price, subject to earn-out provisions, of a maximum of $5,000,000 (the "Asset Purchase Agreement"). The Seller is based in Montreal, Quebec and is engaged in the design, manufacture, sale and support of mobile computing and communications systems.

     On June 3, 1996, the Company incorporated 9036-8028 Quebec, Inc. for the sole purpose of acquiring certain assets of the Seller. On June 21, 1996, the Buyer acquired substantially all of the assets of the Seller in exchange for $1,000,000 cash and Common Stock of the Company valued at a maximum of $4,000,000, for an aggregate purchase price, subject to earn-out provisions, of a maximum of $5,000,000. The amount of the Common Stock payable by the Company to Seller to is subject to earn-out provisions based on the achievement of certain unit sales volumes for a five year period. Any Common Stock issued pursuant to the earn-out provisions is to be issued at the average current market price for the quarter of issuance. The earn-out provisions will be fully satisfied upon the Company recording approximately $31 million in revenues from the sales of computer units.

Item 7.        Financial Statements and Exhibits

     (a) The Company is unable to provide certain audited information regarding its acquisition of substantially all the assets of Seller, because such information is not known or reasonably available to the Company without undue effort and expense. See Rule 12b-21 of the Securities Exchange Act of 1934. Pursuant to the terms of the Asset Purchase Agreement, the Seller represented that audited financial statements for M3i Technologies Inc.'s ("M3i's") fiscal year ending March 31, 1996 would be provided to the Company shortly after the closing of the transaction. In December 1996, after repeated requests by the Company for M3i's audited financial statements, the Seller informed the Company that the audit of M3i would not be completed. Because the Seller has advised the Company that the audit of M3i for the period preceding the Company's purchase of M3i's assets would not be completed, and because the information required to complete an audit of M3i rests peculiarly within the knowledge of the Seller, which is not affiliated with the Company, the Company is unable to obtain audited financial statements for M3i without unreasonable effort or expense. The Company only has access to unaudited financial statements for M3i for the year ended March 31, 1996, and for and the interim period ended May 31, 1996. These unaudited financial statements were prepared using Canadian generally accepted accounting principles, which differ in certain respects from generally accepted accounting principles in the United States; and were not compiled by the Company.

     (b)  Pro form financial information of Cycomm
International.

     (c)  Unaudited Financial Statements for the year ended
March 31, 1996 and the        two months ended May 31, 1996
of M3i Technologies Inc.

                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     January 9, 1997          CYCOMM INTERNATIONAL INC.



                              By:  _________________________
                                   Albert I. Hawk
                                   President and CEO

                    M3i TECHNOLOGIES INC.
                   UNAUDITED BALANCE SHEET
                   AS AT MARCH 31st, 1996
                    (IN CANADIAN DOLLARS)

ASSETS

Current assets
     Cash                                     2,381
     Investments
     Accounts receivable                    850,733
     Advances                               185,245
     Government assistance receivable       787,259
     Inventory                            3,761,062
     Other current assets                     5,825
                                        ____________
          TOTAL                          $5,592,505
                                        ____________

Other Assets
     Fixed assets                           786,286
     Deferred development cost            2,131,585
     Investments Lectogram (R&D) Inc.        60,500
     Pre-production costs                 1,878,338
                                        ____________
          TOTAL                           4,856,709
                                        ____________
TOTAL ASSETS                            $10,449,214


LIABILITIES

Current Liabilities
     Bank loan                            1,218,447
     Accounts payable                       535,969
     Salaries payables                       68,231
     Income taxes                         (900,500)
     Unearned income                          9,656
                                        ____________
     TOTAL                                  931,803
                                        ____________
Long term borrowing
     Long term debt                         950,000
     Amount owing to parent company       8,292,588
                                        ____________
     TOTAL                                9,242,588
                                        ____________


SHAREHOLDERS' EQUITY

     Common stock                           249,948
     Preferred stock                      1,700,000
     Retained earnings                           1
     Earnings for the fiscal year       (1,675,126)
                                        ____________
          TOTAL                             274,823
                                        ____________
LIABILITIES & SHAREHOLDER'S EQUITY      $10,449,214


                    M3i TECHNOLOGIES INC.
                 UNAUDITED INCOME STATEMENT
             FOR PERIOD ENDING MARCH 31st, 1996
                    (IN CANADIAN DOLLARS)

SALES
     PCMobile                             1,694,237
     Peripheral                             653,941
                                        ____________
          TOTAL                           2,348,178
                                        ____________

Cost of goods sold
     Materials                          (1,089,898)
     Assembly                              (16,158)
     Peripheral                           (399,607)
                                        ____________
          TOTAL                         (1,505,673)
                                        ____________

Royalties                                  (39,503)
Sales commissions                          (41,025)
                                        ____________
          TOTAL COST OF GOODS SOLD      (1,586,201)
                                        ____________

Gross profit margin                         761,977
                                        ____________

Operating expenses
     Salaries & fringe benefits         (1,694,073)
     Materials, NRE and sub-contracts     (164,492)
     Equipment rent and maintenance        (13,591)
     Business promotion fees               (64,115)
     Transportation fees                    (7,782)
     Printing, documentation               (97,366)
       and office expenditures
     Traveling expenses                   (166,195)
     Facilities expenses                  (118,438)
     Training expenses                      (2,321)
     Professional fees                    (118,549)
     Parent administrative charges        (120,000)
     Premium                               (73,812)
     Other expenses                       (418,905)
     Other expenses                       (109,699)
     Other maintenance                      (1,020)
     Other revenues                          84,175
                                        ____________
          TOTAL OPERATING EXPENSES      (3,086,184)
                                        ____________

     Depreciation deferred                (118,400)
       development costs
     Depreciation fixed assets            (175,049)

TOTAL OPERATING EXPENSES & DEPRECIATIONS(3,379,633)

Financial charges
     Interest and bank charges             (67,340)
     Long term interest charges            (57,133)
     Other interest expenses                  (394)
                                        ____________
          TOTAL                           (124,867)
                                        ____________

INCOME BEFORE TAXES                     (2,742,523)
                                        ____________

Income taxes                                900,500
Investment tax credits                      166,897
                                        ____________
          TOTAL TAXES                     1,067,397
                                        ____________
NET INCOME                              $(1,675,126)


                    M3i TECHNOLOGIES INC.
                        BALANCE SHEET
                    AS AT MAY 31st, 1996
                    (IN CANADIAN DOLLARS)

                                5/31/96          4/30/96
ASSETS

Current assets

Cash                               2,381            2,381
Investments
Accounts receivable              626,471          191,627
Advances                         184,656          183,857
Taxes receivable                 209,880          201,670
Government assistance
receivable                       800,144          794,076
Inventory                      3,996,061        4,001,095
Other current assets                                4,622
                              ____________     __________
     TOTAL                     5,819,593        5,379,328

Other Assets

Fixed assets                     760,053          773,048
Deferred development
cost                           2,120,061        2,131,142
Investments Lectogram
(R&D) Inc.                        60,500           60,500
Deferred income taxes          1,008,000          984,250
                              __________       __________
     TOTAL                     5,817,676        5,826,921

TOTAL ASSETS                  11,637,269       11,206,249

LIABILITIES

Current Liabilities

Bank loan                      1,590,924        1,109,952
Accounts payable                 433,037          575,431
Salaries payables                171,862           99,688
Unearned income                    9,656            9,656
                              __________       __________
     TOTAL                     2,205,479        1,794,727

Long-term borrowing

Long-term debt                   950,000          950,000
Amount owing to parent         8,413,916        8,345,178
                              __________       __________
     TOTAL                     9,363,916        9,295,178

SHAREHOLDERS EQUITY

Common stock                     249,948          249,948
Preferred stock                1,700,000        1,700,000
Retained earnings             (1,675,126)      (1,675,126)
Earnings for the
fiscal year                    (206,949)        (158,478)
                              ___________      ___________
     TOTAL                        67,874          116,344

LIABILITIES & EQUITY          11,637,269       11,206,249


                    M3i TECHNOLOGIES INC.
                 UNAUDITED INCOME STATEMENT
              FOR PERIOD ENDING MAY 31st, 1996
                    (IN CANADIAN DOLLARS)

                                               Cumulative
                                This Month     May 31, 1996
SALES
     PCMobile                      313,212        331,806
     Peripheral                    122,092        139,762
                                __________     __________
          TOTAL                    435,304        471,568
                                ___________    ___________

Cost of goods sold
     Materials                   (151,828)      (157,677)
     Assembly
     Peripheral                   (73,230)       (83,152)
     Others                          (198)          (717)
                                ___________    ___________
          TOTAL                  (225,256)      (241,546)
                                ___________    ___________

     Royalties                     (6,067)        (6,315)
     Sales commissions            (17,318)       (17,976)
                                ___________    ___________
          TOTAL COST GOODS SOLD  (248,641)      (265,837)
                                ___________    ___________

Gross profit margin                186,663        205,731
                                ___________    ___________

Operating expenses
     Salaries & fringe benefits  (146,708)      (291,672)
     Materials, NRE and            (9,997)       (30,245)
       sub-contracts
     Equipment rent and            (4,186)        (5,716)
       maintenance
     Business promotion fees       (6,247)        (8,599)
     Transportation fees             1,933          1,350
     Printing, documentation       (5,607)       (13,379)
       and office expenditures
     Traveling expenses           (13,251)       (31,081)
     Facilities expenses           (9,746)       (19,155)
     Communications                (6,380)       (14,153)
     Training expenses             (1,388)        (1,388)
     Professional fees             (4,638)       (16,213)
     Parent administrative charges(10,000)       (20,000)
     Premium
     Other expenses                  (457)          (910)
     Other maintenance                   0              0
     Other revenues                      0              0
                                ___________    ___________
          TOTAL OPERATING        (216,672)      (451,161)
            EXPENSES
                                ___________    ___________

Depreciation deferred             (20,000)       (20,800)
  development costs
Depreciation fixed assets         (12,995)       (29,767)

TOTAL OPERATING EXPENSES         (249,667)      (501,728)
  & DEPRECIATIONS               ___________    ___________

Financial charges
     Interest and bank charges    (10,380)       (20,242)
     Long term interest charges    (4,779)        (9,554)
     Other interest expenses             0              0
                                ___________    ___________
          TOTAL                   (15,159)       (29,796)
                                ___________    ___________

INCOME BEFORE TAXES               (78,163)      (325,793)
     Income taxes                   23,750        107,500
     Investments tax credits         6,068         11,344
                                ___________    ___________
          TOTAL TAXES               29,818        118,844
                                ___________    ___________

NET INCOME                      $  (48,345)    $ (206,949)



                  CYCOMM INTERNATIONAL INC.
               PRO FORMA FINANCIAL INFORMATION
    ACQUISITION OF XL COMPUTING CANADA INC. ("XL CANADA")
                        BALANCE SHEET

                                (A)               (B)
                           Acquisition of      XL Canada
                  Actual   M3i Tech. Inc.       6/21/96
                 5/31/96       Assets          Balance Sheet
                 _______   ______________    _____________

Assets

Current Assets

Cash             2,477,267    (1,000,000)             -
Accounts         1,782,982                      184,466
Receivable
Inventories      2,691,000                    2,968,998
Prepaid Expenses   186,451                            0
               ____________   ___________    ___________
TOTAL            7,137,700    (1,000,000)     3,153,465
               ____________   ___________    ___________

Other Assets
Notes Receivable    69,182                            0
Property&
Equipment-Net    1,593,672                      641,474
Long-term
Investments      1,175,859     1,000,000              0
Deferred Costs     473,838                            0
Goodwill-Net                  1,849,114                           0
Patents - Net       22,500             0              0
               ___________    __________     ___________
TOTAL ASSETS   $12,321,865    $        0     $3,794,939


Liabilities & Shareholders'
Equity

Current Liabilities

Accounts Payable
& Accrued
Liabilities      2,404,934                            0
Due to affiliate    60,129                            0
Dividends payable
-preferred stock    46,000                            0
Capital Lease
Obligations-current  9,360                            0
Notes Payable-
Current Portion  1,032,942             0              0
               ____________   ___________    ___________
TOTAL            3,553,365             0              0

Long Term Liabilities

Convertible
Debentures       3,309,002                            0
Capital Lease
Obligations-long
-term                8,207                       79,004
Deferred Credit          0                            0
               ____________   ___________    __________

Shareholders' Equity

Preferred Stock  1,500,000                            0
Common Stock                  33,584,302                              3,715,935
Accum. Deficit (29,633,010)                           0
               ____________   ___________    ___________
TOTAL            5,451,292             0      3,715,935
               ____________   ___________    ___________

TOTAL LIABILITIES
& SHAREHOLDERS'
EQUITY         $ 12,321,865   $        -     $3,794,939



                  CYCOMM INTERNATIONAL INC.
               PRO FORMA FINANCIAL INFORMATION
    ACQUISITION OF XL COMPUTING CANADA INC. ("XL CANADA")
                        BALANCE SHEET

                                (C)
                           Consolidation &   Pro Forma
                           Elimination       5/31/96


Assets

Current Assets

Cash                                          1,477,267
Accounts                                      1,967,448
Receivable
Inventories                                   5,659,998
Prepaid Expenses                                186,451
                            ____________   ____________
TOTAL                                  0      9,291,165
                            ____________   ____________

Other Assets
Notes Receivable                                 69,182
Property&
Equipment-Net                  (641,474)      1,593,672
Long-term
Investments                  (1,000,000)      1,175,859
Deferred Costs                                  473,838
Goodwill-Net                                                      1,849,114
Patents - Net                          0         22,500
                            ____________   ____________
TOTAL ASSETS                $(1,641,474)     14,475,330


Liabilities & Shareholders'
Equity

Current Liabilities

Accounts Payable
& Accrued
Liabilities                                   2,404,934
Due to affiliate                                 60,129
Dividends payable
-preferred stock                                 46,000
Capital Lease
Obligations-current                               9,360
Notes Payable-
Current Portion                        0      1,032,942
                            ____________   ____________
TOTAL                                  0      3,553,365
                            ____________   ____________
Long Term Liabilities

Convertible
Debentures                                    3,309,001
Capital Lease
Obligations-long
-term                                            87,211
Deferred Credit                2,074,461      2,074,461
                            ____________   ____________

Shareholders' Equity

Preferred Stock                               1,500,000
Common Stock                               (3,715,935)            33,584,302
Accum. Deficit                             (29,633,010)
                            ____________   ____________
TOTAL                        (3,715,935)      5,451,292
                            ____________   ____________

TOTAL LIABILITIES
& SHAREHOLDERS'
EQUITY                      $(1,641,474)   $14,475,330


Pro Forma Adjustments

(A) On June 21, 1996, Cycomm, through a wholly-owned subsidiary, acquired certain assets and assumed certain liabilities of M3i Technologies in exchange for $1,000,000 cash and an earn-out of a maximum of $4,000,000 of stock. The subsidiary has been named XL
     Computing Canada Inc.

(B)  Per the unaudited financial statements of XL Canada.

(C) Pro forma adjustments include (i) the elimination of the investment in XL Canada, and (ii) the allocation of the excess fair market value of net assets acquired over cost to negative goodwill.

               PRO FORMA FINANCIAL INFORMATION
    ACQUISITION OF XL COMPUTING CANADA INC. ("XL CANADA")
                      INCOME STATEMENT
                     Actual                XL Canada
                     Twelve Months         Twelve Months
                     Ended                 Ended
                     May 31, 1996          May 31, 1996
                     ____________          ____________

Sales                 4,985,036               1,966,679
Cost of sales         3,634,254               1,284,196
                    ___________            _____________
Gross profit          1,350,782                 682,483
                    ___________            _____________

General &
Administrative        7,719,858               2,436,103
Depreciation&
amortization          1,228,295                 237,542
                    ___________            _____________
                      8,948,153               2,673,645
                    ___________            _____________

Loss from Operations (7,597,371)            (1,991,162)


Other Income (Expense)

Interest income          64,345                       0
Interest expense      (235,190)               (111,265)
Gain (loss) on
sale of fixed
assets                 (22,408)                       0
Other income              6,019                 797,589
                    ___________            _____________
                      (187,234)                 686,334
                    ___________            _____________

Net Loss            $(7,784,605)           $(1,304,828)


Loss Per Share

Net loss per share       $(1.95)


Weighted average
shares outstanding    4,002,289



               PRO FORMA FINANCIAL INFORMATION
    ACQUISITION OF XL COMPUTING CANADA INC. ("XL CANADA")
                      INCOME STATEMENT
                                             Pro Forma
                        (A)                Twelve Months
                     Pro Forma                Ended
                     Adjustments             5/31/96
                    ____________           _____________

Sales                                         6,951,715
Cost of sales                                 4,918,450
                    ____________           _____________
Gross profit                  0               2,033,265
                    ___________            _____________

General &
Administrative                               10,155,961
Depreciation&
amortization          (207,446)               1,258,390
                    ___________            _____________
                      (207,446)              11,414,352
                    ___________            _____________

Loss from Operations    207,446             (9,381,087)


Other Income (Expense)

Interest income                                  64,345
Interest expense                              (346,455)
Gain (loss) on
sale of fixed
assets                                         (22,408)
Other income                                    803,618
                    ___________            _____________
                              0                 499,100
                    ___________            _____________

Net Loss            $   207,446            $(8,881,987)


Loss Per Share

Net loss per share                              $(2.22)


Weighted average
shares outstanding                            4,002,289


Pro Forma Adjustments:

(A) Amortization of deferred credit of $2,074,461 over 10 years.


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